Exhibit 99.2

AMTECH TO ACQUIRE BTU INTERNATIONAL IN AN ALL-STOCK TRANSACTION

Brings Together Two Industry Leaders with Greater Scale, Operating Efficiencies and

End Market Diversification

Combination Reinforces Amtech’s Solar Growth Opportunities

Tempe, AZ and North Billerica, MA – October 22, 2014 – Amtech Systems, Inc. (NASDAQ: ASYS) (“Amtech”) and BTU International, Inc. (NASDAQ: BTUI) (“BTU”) today announced that the companies have entered into a definitive merger agreement under which Amtech will acquire all the outstanding stock of BTU in an all-stock transaction. BTU stockholders will receive 0.3291 shares of Amtech common stock for every share of BTU common stock and will own approximately 23.9% of the combined company. The combined company will own an attractive and diverse portfolio of technology solutions and products and generated pro forma revenues of $94.7 million based on the results for the twelve month period ended June 30, 2014 and June 29, 2014 for Amtech and BTU, respectively.

“The addition of BTU supports our business model of growth through strategic acquisition and continuous innovation. This acquisition further advances our strategy to expand our technology portfolio in adjacent markets and creates a strong platform to drive the growth of our solar business,” said J.S. Whang, executive chairman of Amtech. “With the addition of BTU, Amtech will have a more diversified and profitable revenue base, allowing us to better scale production and distribution of our solar technology to meet accelerating demand for next-generation technology solutions.”

“The combination with BTU further enhances our position as a leading, global supplier of solar and semiconductor production and automation systems. BTU provides Amtech with complementary thermal processing technologies in the semiconductor, electronics and solar sectors, and strengthens our footprint in China and other key geographic markets with attractive growth trends,” said Fokko Pentinga, chief executive officer of Amtech. “Our shared focus on service, innovation and quality will further strengthen our highly respected market-brands and enhance our ability to serve our customers. We look forward to welcoming the talented and dedicated BTU team to the Amtech family, where together we will achieve new levels of growth, innovation and service.”

“This transaction brings significant benefits to our clients, employees and stockholders,” said Paul J. van der Wansem, chairman and chief executive officer of BTU. “We are confident that our customers and employees will benefit from the larger scale, broadened product portfolio and greater geographic reach of the combined company. The transaction also enables BTU stockholders to participate in the significant growth prospects of the combined company. Amtech and BTU are proven industry leaders in their respective products and markets and together we will continue to build on the solid momentum our team worked so hard to create.”

Following the transaction’s close, Amtech expects to maintain BTU’s presence in existing locations, including North Billerica, Massachusetts and Shanghai, China. Amtech will expand its board of directors by one seat, which will be filled by Mr. van der Wansem. In addition, Mr. van der Wansem will join the Amtech management executive committee. Peter Tallian, chief operating officer of BTU, will be the general manager of the BTU International division.

Terms of the Transaction

Under the terms of the transaction, which has been unanimously approved by the board of directors of both companies, Amtech will issue 0.3291 newly registered shares of common stock for each share of BTU stock currently outstanding, in a tax-free exchange. Upon completion of the transaction, Amtech and BTU stockholders will own approximately 76.1% and 23.9%, respectively, of the combined company. Based upon the closing price of Amtech stock on October 21, 2014, the transaction values BTU at approximately $3.33 per common share, representing a premium of 4.2% over the last reported closing price of BTU stock on October 21, 2014. As part of the transaction, Mr. van der Wansem, BTU’s largest stockholder, has entered into a voting agreement to vote in favor of the transaction.

The combined company is expected to generate $4 – 5 million of annual operating expense savings within 12 months post-closing. Amtech expects the transaction to be accretive to fiscal year 2015 non-GAAP EPS.

The transaction is expected to close in the first quarter of 2015, subject to customary closing conditions, regulatory approval and stockholder votes at Amtech and BTU.

Advisors

Stifel is acting as Amtech’s exclusive financial advisor and Squire Patton Boggs is acting as legal counsel to Amtech. Needham & Company is acting as BTU’s financial advisor and Pierce Atwood is acting as legal counsel to BTU.

Conference Call

Amtech and BTU will host a joint conference call this morning at 9:00 a.m. ET to discuss the transaction. To participate in the conference call, please use the following dial-in:

USA toll free:	1-877-317-6789
Canada toll free:	1-866-605-3852
International:	1-412-317-6789

A live webcast of the conference call will be available in the investor relations section of Amtech’s website at: http://www.amtechsystems.com

A telephone replay will be available 1 hour after the end of the conference through October 30, 2014 at 9:00 am ET. The dial-in details for the replay are as follows:

USA toll free:	1-877-344-7529
International:	1-412-317-0088
Conference code:	10055017

About Amtech Systems, Inc.

Amtech Systems, Inc. manufactures capital equipment, including silicon wafer handling automation, thermal processing and ion implant equipment and related consumables used in fabricating solar cells, LED and semiconductor devices. Semiconductors, or semiconductor chips, are fabricated on silicon wafer substrates, sliced from ingots, and are part of the circuitry, or electronic components, of many products including solar cells, computers, telecommunications devices, automotive products, consumer goods, and industrial automation and control systems. The Company’s wafer handling, thermal processing and consumable products currently address the diffusion, oxidation, and deposition steps used in the fabrication of solar cells, LEDs, semiconductors, MEMS and the polishing of newly sliced silicon wafers.

About BTU International

BTU International is global supplier and technology leader of advanced thermal processing equipment and processes to the electronics and alternative energy manufacturing markets. BTU equipment is used in the production of printed circuit board assemblies and semiconductor packaging as well as in solar cell and nuclear fuel manufacturing. BTU has operations in North Billerica, Massachusetts and Shanghai, China with direct sales and service in the USA, Asia and Europe. Information about BTU International is available at www.btu.com.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this press release is forward-looking in nature. All statements in this press release, or made by management of Amtech Systems, Inc. and its subsidiaries (“Amtech”) or BTU International (“BTU”), other than statements of historical fact, are hereby identified as “forward-looking statements” (as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “would,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Examples of forward-looking statements include statements regarding Amtech’s or BTU’s future financial results, operating results, business strategies, projected costs, products under development, competitive positions and plans and objectives of Amtech or BTU and its management for future operations.

We cannot guarantee that any forward-looking statement will be realized, although we believe that the expectations reflected in the forward-looking statements are reasonable. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. The Form 10-K that Amtech filed with the Securities and Exchange Commission (the “SEC”) for the year-ended September 30, 2013, and the Form 10-K that BTU filed with the SEC for the year-ended December 31, 2014, listed various important factors that could affect the companies’ respective future operating results and financial condition and could cause actual results to differ materially from historical results and expectations based on forward-looking statements made in this document or elsewhere by the respective companies or on their behalf. These factors can be found under the heading “Risk Factors” in the Form 10-Ks and investors should refer to them. Because it is not possible to predict or identify all such factors, any such list cannot be considered a complete set of all potential risks or uncertainties. Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Information For Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Amtech Systems, Inc. (“Amtech”) and BTU International, Inc. (“BTU”) intend to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), containing a joint proxy statement/prospectus, relating to the proposed merger. Amtech and BTU also intend to file other relevant documents relating to the proposed merger with the SEC. The proposals for the proposed merger will be made solely through the joint proxy statement/prospectus. BTU AND AMTECH URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY

AMENDMENTS AND SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER PARTY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMTECH, BTU AND THE PROPOSED MERGER.

Investors and shareholders of Amtech and BTU will be able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by BTU will be available free of charge on the investor relations portion of the Company’s website at www.btu.com. Documents filed with the SEC by Amtech will be available free of charge on the investor relations portion of the Amtech website at www.amtechsystems.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of BTU or Amtech. BTU and its directors and executive officers, and Amtech and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of BTU and Amtech common stock in respect of the proposed merger and the transactions contemplated thereby. Information about the directors and executive officers of BTU is set forth in the proxy statement for BTU’s 2014 annual meeting of stockholders, which was filed with the SEC on April 14, 2014. Information about the directors and executive officers of Amtech is set forth in the proxy statement for Amtech’s 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014. Investors and shareholders can obtain more detailed information regarding the direct and indirect interests of BTU’s and Amtech’s directors and executive officers in the proposed merger by reading the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available.

Contacts:

Amtech Investors:

Amtech Systems, Inc.

Bradley C. Anderson

Chief Financial Officer

(480) 967-5146

irelations@Amtechsystems.com

Christensen Investor Relations

Patty Bruner

(480) 201-6075

pbruner@christensenir.com

Amtech Media:

Abernathy MacGregor

Luke Barrett / Neil Maitland

(212) 371-5999

lpb@abmac.com / nam@abmac.com

BTU Investors:

BTU International, Inc.

Paul J. van der Wansem

Chairman and Chief Executive Officer

(978) 667-4111

BTU Media:

Abernathy MacGregor

Luke Barrett / Neil Maitland

(212) 371-5999

lpb@abmac.com / nam@abmac.com

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